As filed with the Securities and Exchange Commission on December 3, 1998

                                                      Registration No. 333-68143
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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                           FFP MARKETING COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Texas                                                75-2735779
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            2801 Glenda Avenue
            Fort Worth, Texas                                       76117
(Address of principal executive offices)                         (Zip Code)

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           FFP MARKETING COMPANY, INC. NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)
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       Craig T. Scott                                          Copy to:
FFP Marketing Company, Inc.                             W. Alan Kailer, Esq.
    2801 Glenda Avenue                                  Jenkens & Gilchrist,
 Fort Worth, Texas  76117                            A Professional Corporation
     (817) 838-4700                                 1445 Ross Avenue, Suite 3200
                                                        Dallas, Texas  75202
  (Name, address and telephone number
cluding area code of agent for service)

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



                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits.

         (a)      Exhibits.

                           The  following  documents are filed as a part of this
Registration Statement.

         Exhibit           Description of Exhibit

         3.1*     Articles of Incorporation of the Registrant (Exhibit 3.1)

         3.2*     Bylaws of the Registrant (Exhibit 3.2)

         4.1**    FFP Marketing Company, Inc. Nonqualified Stock Option Plan

         5.1**    Opinion of Jenkens & Gilchrist, a Professional Corporation

         23.1** Consent of Jenkens & Gilchrist, a Professional corporation (included in their opinion filed as Exhibit 5.1 hereto)

         23.2     Consent of KPMG Peat Marwick LLP

         24.1** Power of Attorney (included with signature page of this Registration Statement)


* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-4 (No. 333-41709) filed with the Commission, and incorporated herein by reference.

**       Previously filed as an exhibit to Registration Statement No. 333-68143.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing this Post-Effective Amendment No. 1 to Registration Statement No. 333-68143 and has duly caused the same to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on December 2, 1998:

                           FFP MARKETING COMPANY, INC.

                           By:      /s/ Craig T. Scott
                                    --------------------------------------------
                                    Craig T. Scott,
                                    Vice President - Finance and General Counsel


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to Registration Statement No. 333-68143 has been signed by the following persons in the capacities and on the dates indicated:


           Signature                                           Capacity                                        Date
           ---------                                           --------                                        ----
 *                                       Chairman of the Board and Chief Executive Officer               December 2, 1998
--------------------------------         (principal executive officer)
John H. Harvison

 *                                       President, Chief Operating Officer                              December 2, 1998
--------------------------------         and Director (principal operating officer)
Robert J. Byrnes

 *                                       Vice President - Finance and General Counsel                    December 2, 1998
--------------------------------         (principal accounting officer)
Craig T. Scott

 *                                       Director                                                        December 2, 1998
--------------------------------
J.D. St. Clair

 *                                       Director                                                        December 2, 1998
--------------------------------
Michael Triantafellou

                                         Director                                                        ___________, 1998
--------------------------------
John W. Hughes

                                         Director                                                        ___________, 1998
--------------------------------
Garland R. McDonald

 *                                       Director                                                        December 2, 1998
--------------------------------
John D. Harvison

                                         Director                                                        ___________, 1998
--------------------------------
E. Michael Gregory


*/s/ Craig T. Scott, as agent and attorney-in-fact.

                                  EXHIBIT INDEX




      Exhibit
       Number                        Document Description
      -------                        --------------------

        3.1*        Articles of Incorporation of the Registrant (Exhibit 3.1)
        3.2*        Bylaws of the Registrant (Exhibit 3.2)
        4.1**       FFP Marketing Company, Inc. Nonqualified Stock Option Plan
        5.1**       Opinion of Jenkens & Gilchrist, a Professional Corporation
       23.1**       Consent of Jenkens & Gilchrist, a Professional Corporation
                    (included in their opinion filed as Exhibit 5.1 hereto)
       23.2         Consent of KPMG Peat Marwick LLP
       24.1**       Power of Attorney (included with signature page of this
                    Registration Statement)

-----------------------

* Filed as the exhibit shown in parenthesis contained in the Registrant's Registration Statement on Form S-4 (No. 333-41709) filed with the Commission, and incorporated herein by reference.

**       Previously filed as an exhibit to Registration Statement No. 333-68143.